UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2016

WRIGHT MEDICAL GROUP N.V.

(Exact Name of Registrant as Specified in its Charter)

The Netherlands	1-35065	98-0509600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip code)

(+31) 20 521-4777

(Registrant’s telephone number,

including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Between June 10, 2016 and June 13, 2016, Wright Medical Group N.V. (the “Company”) and Wright Medical Group, Inc. entered into partial termination confirmations (each a “Termination Confirmation”) with each of JPMorgan Chase Bank, National Association (“JPMorgan Chase”), Wells Fargo Bank, National Association (“Wells Fargo”) and Deutsche Bank AG, London Branch (“Deutsche Bank” and together with JPMorgan Chase and Wells Fargo, the “Dealers”) in connection with the exchange by a limited number of holders of Wright Medical Group, Inc.’s existing 2.00% Cash Convertible Senior Notes due 2020 for the Company’s 2.25% Cash Convertible Senior Notes due 2021, as described in the Company’s Current Report on Form 8-K filed on May 18, 2016. Each Termination Confirmation amends the terms of both the base call option transaction confirmations (the base call option confirmations with each of the Dealers, collectively, the “Note Hedge Confirmations”) and the base warrant confirmations (the base warrant confirmations with each of the Dealers, collectively, the “Warrant Confirmations”) entered into with each of the Dealers in February 2015, as amended.

The Termination Confirmations reduce the aggregate number of base call options issued under the Note Hedge Confirmations to 505,000 and the aggregate number of base warrant options issued under the Warrant Confirmations to 16,864,409. In connection with the Termination Confirmations, the Dealers collectively paid Wright Medical Group, Inc. a net payment of $573,162.12, which was the difference between the $3,891,852.48 payable by the Dealers with respect to the termination of the existing base call options and the $3,318,690.36 payable to the Dealers with respect to the termination of the existing base warrant options.

The foregoing description of the Termination Confirmations does not purport to be complete and is qualified in its entirety by reference to the form of Termination Confirmation with each of the Dealers, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Wright Medical Group, Inc. previously filed the underlying Note Hedge Confirmations and Warrant Confirmations as exhibits to its Current Report on Form 8-K filed on February 13, 2015.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Partial Termination Confirmation among Wright Medical Group N.V., Wright Medical Group, Inc. and each of JPMorgan Chase Bank, National Association, Wells Fargo Bank, National Association and Deutsch Bank AG, London Branch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT MEDICAL GROUP N.V.

Dated: June 16, 2016	By:	/s/ Lance A. Berry
Lance A. Berry
Senior Vice President and Chief Financial Officer

WRIGHT MEDICAL GROUP N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

10.1	Form of Partial Termination Confirmation among Wright Medical Group N.V., Wright Medical Group, Inc. and each of JPMorgan Chase Bank, National Association, Wells Fargo Bank, National Association and Deutsch Bank AG, London Branch.	Filed herewith